     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 1999
                                                   REGISTRATION NUMBER 333-75691
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            THE MEN'S WEARHOUSE, INC.
             (Exact name of registrant as specified in its charter)


                 TEXAS                                   5600                                 74-1790172
    (State or other jurisdiction of          (Primary standard industrial          (I.R.S. Employer Identification
    incorporation or organization)           classification code number)                       Number)

                               5803 GLENMONT DRIVE
                              HOUSTON, TEXAS 77081
                                 (713) 592-7200
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                                   GARY CKODRE
                               5803 GLENMONT DRIVE
                              HOUSTON, TEXAS 77081
                                 (713) 592-7200
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                                MICHAEL W. CONLON
                           FULBRIGHT & JAWORSKI L.L.P.
                                  1301 MCKINNEY
                                   SUITE 5100
                              HOUSTON, TEXAS 77010
                                 (713) 651-5151

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: NOT APPLICABLE.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]

                           ---------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

================================================================================

                                EXPLANATORY NOTE

         Pursuant to its Registration Statement on Form S-4, as amended (Reg. No. 333-75691) (the "Registration Statement"), The Men's Wearhouse, Inc., a Texas corporation (the "Company"), registered 4,650,000 shares of its common stock, $.01 par value (the "Common Stock"), having a maximum aggregate offering price of $100,611,158, in connection with the offer for resale of such shares of Common Stock as have been or will be issued to the former shareholders of K & G Men's Center, Inc., a Georgia corporation ("K&G"), in connection with the closing of the merger of TMW Combination Company, a Georgia corporation and wholly owned subsidiary of the Company, and K&G on June 1, 1999 (the "Merger"). The Registration Statement was declared effective by the Commission on April 26, 1999.

         The Company has determined that 240,936 of the shares of Common Stock that were registered by the Registration Statement in connection with the Merger will remain unissued and can be removed from registration.

         Therefore, pursuant to the undertaking made by the Company required by
Item 512(a)(3) of Regulation S-K, the Company files this Post-Effective Amendment No. 1 to the Registration Statement for the purpose of removing from registration 240,936 shares of the Company's Common Stock, which will not be issued in connection with the Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 1, 1999.

                                     THE MEN'S WEARHOUSE, INC.


                                     By:      /s/ GARY G. CKODRE
                                        ----------------------------------------
                                                  Gary G. Ckodre
                                         Vice President - Finance and Principal
                                            Financial and Accounting Officer
                                          (Principal Financial and Accounting
                                                         Officer)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                            Title                                    Date
                 ---------                                            -----                                    ----

                     *                                Chairman of the Board, Chief Executive              October 1, 1999
-------------------------------------------                    Officer and Director
               George Zimmer                                   (Principal Executive Officer)

                     *                                        President and Director                      October 1, 1999
-------------------------------------------
                David Edwab

            /s/ GARY G. CKODRE                         Vice President-Finance and Principal               October 1, 1999
-------------------------------------------        Financial and Accounting Officer (Principal
              Gary G. Ckodre                       Financial and Accounting Officer)

                     *                                Executive Vice President and Director               October 1, 1999
-------------------------------------------
            Richard E. Goldman

                     *                               Senior Vice President - Real Estate and              October 1, 1999
-------------------------------------------                          Director
             Robert E. Zimmer

                     *                              Senior Vice President - Merchandising and             October 1, 1999
-------------------------------------------                          Director
              James E. Zimmer

                     *                               Executive Vice President - Planning and              October 1, 1999
-------------------------------------------                    Systems and Director
               Harry M. Levy

         /s/ STEPHEN H. GREENSPAN                     Chief Executive Officer - Value Priced              October 1, 1999
-------------------------------------------               Clothing Division and Director
           Stephen H. Greenspan

                     *                                               Director                             October 1, 1999
-------------------------------------------
            Rinaldo S. Brutoco

                     *                                               Director                             October 1, 1999
-------------------------------------------
              Michael L. Ray

                     *                                               Director                             October 1, 1999
-------------------------------------------
             Sheldon I. Stein


* By:         /s/ GARY G. CKODRE
      -----------------------------------------
                  Gary G. Ckodre
          As Attorney-In-Fact for each
            of the persons indicated



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